Exhibit 99.1

                      Presentation Materials for Investors

                                 February 2013

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

                                                                               2

Disclaimer

[]   This presentation includes certain "forward-looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward- looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as
     amended (such persons collectively being referred to as "Relevant Persons")
     . This presentation must not be acted or relied on by persons who are not
     Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit
     Canada Inc. , Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. londonstockexchange. com/exchange/news/market-news/market-news- home.
     html.

Toyota's Global Businesses

[GRAPHIC OMITTED]

                                                                               4

TMC Consolidated Financial Results

                                                   Nine Months
                 Fiscal Year Ended March 31,             Ended
(JPY billions)       2011    2012            December 31, 2012
---------------- -------- ------------------ -------------------
Net Revenues     18,993.7 18,583.7                    16,227.1
Operating Income    468.3    355.6                       818.5
Net Income          408.2    283.6                       648.2

Source: TMC FY2011 , FY2012 and FY2013 Q3 Financial Summary

                                                                               5

TMC Consolidated Balance Sheet

(JPY billions)	FY2011 As of March 31, 2011	FY2012 As of March 31, 2012	FY2013 As of December 31, 2012
Current assets	11,829.8	12,321.2	12,253.6
Noncurrent finance receivables, net	5,556.7	5,602.5	6,315.8
Investment & other assets	6,122.5	6,491.9	7,186.5
Property, plant & equipment, net	6,309.2	6,235.4	6,401.2
Total Assets	**29,818.2**	**30,651.0**	**32,157.0**
Liabilities	18,898.1	19,584.5	20,341.1
Shareholders' equity	10,920.0	11,066.5	11,816.0
Total Liabilities & Shareholders' Equity	**29,818.2**	**30,651.0**	**32,157.0**

Source: *TMC FY2011, FY2012 & FY2013 Q3 Financial Summary*

6

Toyota Across the United States

                               [GRAPHIC OMITTED]

Source: Toyota Motor Corporation FY2011 and FY2012 Financial Summary

                                                                               7

Toyota Motor Sales, USA

- In 2012, more than 40% of the vehicle models TMS sold were all-new or significantly refreshed. TMS launched 19 new or refreshed models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- For 2013, TMS is launching 9 new or refreshed models
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 11 hybrid models [(1)], 1 plug-in model, and 1 EV model in TMS line-up
- Recent and upcoming vehicle launches:

-Prius PHV	-Lexus GS & HV
-Avalon & HV	-Lexus ES & HV
-RAV 4	-Lexus LS & HV
-Corolla	-Lexus IS

(1) Includes cars and light trucks

Source: *TMS Reports*

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

Kiplinger's Personal Finance 2013 Best New Car Values 11 Toyotas, 7 Lexus and 1 Scion	**2012 Best-Selling New Car in California** Toyota Prius was the best-selling new car in California	**Kelley Blue Book 2012 "Best Resale Value"** Toyota best automotive brand Lexus best luxury brand
2012 IIHS "Top Safety" TMS earned 19 "top safety" awards, most of any manufacturer in the industry	**2012 Interbrand "Best Global Brands"** At #10, Toyota ranked first among all auto brands	**2012 Interbrand "Best Global Green Brands"** Toyota ranked #1 among all brands and industries
2012 JD Power IQS Toyota and Lexus earned 5 segment awards; Lexus repeated as #1 overall nameplate	**2012 JD Power Vehicle Dependability Study** Lexus ranked #1, Toyota ranked #3 highest non-premium brand	**2012 JD Power CSI** Lexus ranked highest in customer satisfaction for the 4th consecutive year
2012 Consumer Reports Top Picks Toyota is the first brand to earn half of the top 10 spots in nearly a decade	**Consumer Reports' 2012 Car-Brand Perception Survey** Toyota ranked #1	**2012 Consumer Reports' Annual Reliability Study** Toyota, Lexus, and Scion swept top three brands, 16 of 27 models received top ratings

9

Toyota Motor Sales, USA (3)

                               [GRAPHIC OMITTED]

                                                                              10

Toyota Motor Sales, USA (4)
                               [GRAPHIC OMITTED]

Toyota PRIUS Plug-In
                               [GRAPHIC OMITTED]

                                                                              11

Toyota Motor Sales, USA (5)

Lexus IS F-Sport
                               [GRAPHIC OMITTED]

                                                                              12

                           Toyota Financial Services

                                                                              13

TFS Group Global Presence

[] 34 Countries and Regions Worldwide

                               [GRAPHIC OMITTED]
                                                                              14

Toyota Motor Credit Corporation (TMCC)

                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's

[] Credit support agreement structure with TFSC/TMC

(1) As of December 31, 2012
(2) Outlook negative
                                                                              15

Credit Support Agreements

[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least
          JPY10mm as long as covered securities are outstanding

[]   TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.

                                                                              16

TMCC Products and Services

      Consumer          Dealer            Commercial           Insurance
      Finance          Finance              Finance            [] Service Agreements
[]  Retail       []  Wholesale        []  Forklift             [] Ext.  Warranty
[]  Lease        []  Real Estate      []  Hino Medium Duty     [] Guaranteed Auto Protection
                 []  Working Capital  []  Retail               [] Roadside Assistance
                 []  Revolving Credit []  Lease
                     Lines

                                                                              17

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections

                               [GRAPHIC OMITTED]

                                                                              18

TMCC FY12 Business Highlights

[]   2(nd) highest market share ever helped drive strong financing revenues

[]   Lowest net charge-off ratio ever

[]   2(nd) lowest residual value losses ever driven by record used vehicle values

[]   Highest insurance penetration ever

[]   2(nd) highest operating income(1) ever

[]   Celebrating 30 years of supporting Toyota/Lexus/ Scion sales and enhancing customer relationships

(1) Operating Income: pre-tax income, excluding the impact of derivative mark-to-market adjustments

                                                                              19

TMCC 3Q FY13 Operating Highlights

Consolidated Net Income

-- $283 million 3QFY13

-- $1,086 million FYTD

Financing Volume (in units)

-- 313K 3QFY13

-- 991K FYTD

Market Share(1)

-- 59.6% 3QFY13 (39.9% retail / 19.7% lease)

-- 62.1% FYTD (43.0% retail / 19.1% lease)

(1) Represents the percentage of total domestic TMS sales of new Toyota and
Lexus vehicles financed by us, excluding non-Toyota/Lexus sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor.

Source: TMCC December 31, 2012 10-Q

                                                                              20

TMCC Earning Asset Composition
                               [GRAPHIC OMITTED]

Source: TMCC March 31, 2012 10-K and December 31, 2012 10-Q

                                                                              21

TMCC Financial Performance - Select Data

                                                           Nine months
                          Fiscal Year Ended March 31,            Ended
                                                           December 31,
(USD millions)                        2009   2010 2011    2012  2012

Total Financing Revenues             8,800  8,163 8,064  7,429 5,423
  add: Other Income                    432    680   779    717   571
  less: Interest Expense             7,132  5,587 4,967  4,639 3,261
        and Depreciation
Net Financing Revenues               2,100  3,256 3,876  3,507 2,733
and Other Revenues
Net Income (Loss)                     (623) 1,063 1,853  1,486 1,086

Source: TMCC March 31, 2012 10-K and December 31, 2012 10-Q

                                                                              22

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2009	2010	2011	2012	Nine months Ended December 31, 2012
Over 60 Days Delinquent [1]	0.68%	0.45%	0.26%	0.18%	0.26%
Allowance for Credit Losses [1] [2]	2.51%	2.31%	1.13%	0.80%	0.68%
Net Credit Losses [3]	1.37%	1.03%	0.52%	0.21%	0.28%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a 150-day charge-off policy, which was changed to 120 days in fiscal 2010
Source: *TMCC March 31, 2012 10-K & December 31 2012 10-Q*

23

                             TMCC Funding Programs

                                                                              24

Exceptional Liquidity

[]   A-1+/P-1 direct commercial paper program

[]   $17.2 billion committed credit facilities (1)

[]   $6.1 billion short-term investment portfolio

[]   Over $50 billion in readily salable retail loan and lease receivables

[]   Access to various domestic and international markets

[]   Billions of additional capacity in global benchmark markets

[]   Extensive inter-company lending infrastructure

[]   Credit support agreements: TMCC []TFSC [] TMC

(1) Average balance for quarter ended December 31, 2012                        25
Source:TMCC December 31,2012 10-Q

TMCC Funding Program Objectives

[]   TMCC is committed to:

     --   Maintaining funding diversity and exceptional liquidity

     --   Issuing into strong demand with attractive deals

     --   Identifying and developing new markets and investor relationships

     --   Responding quickly to opportunities with best-in-class execution

                                                                              26

TMCC FYTD13 Funding Overview

TMCC Long Term Debt Issuance
                               [GRAPHIC OMITTED]

[]   $12.2 billion of long term debt funded FYTD

     --   $ 8.9 billion in unsecured debt

     --   $ 3.3 billion in secured debt (net of amount retained)

          o    $1.6 billion comprised of public term secured funding (net of amount retained)

As of December 31, 2012
Source:Company Reports
                                                                              27

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding

                               [GRAPHIC OMITTED]

As of December 31, 2012
Source:Company Reports

                                                                              28

Funding Flexibility And Responsiveness

Increased Diversification Across USD Curve (1)

                               [GRAPHIC OMITTED]

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of December 31, 2012
(3) Percentages may not add to 100% due to rounding
Source:Company Reports                                                        29

Key Investment Highlights

[]   Financial strength supported by strong credit ratings

[]   Transparent business model with exceptional liquidity

[]   Rational funding programs with long term perspective

     --   Diversification in bond offerings

     --   Focus on proactively meeting needs of market

     --   Strong emphasis placed on flexibility and responsiveness

[]   Industry-leading in:

     --   Liquidity management framework

     --   Balance sheet strength

     --   Business model resiliency

                                                                              30

                TMCC Retail Loan Collateral and ABS Transactions

                                                                              31

Credit Decisioning and Collections

[]   Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

     --   Identification and minimization of least desirable segments

[]   Renewed focus on core Toyota and Lexus business

[]   Rededication of collections strategy and staff

     --   Re-trained staff and out-sourced high risk collections

     --   Emphasis on early intervention

     --   Optimization of staff and technology resources

                                                                              32

Credit: Results*

[]   Retail loan credit performance has shown significant improvement

     --   Portfolio-level performance trends show general improvement

     --   Recent vintages outperforming older cohorts

Cumulative Net losses: Annual Origination Vintages

                               [GRAPHIC OMITTED]

* Abbreviated for presentation purposes

                                                                              33

Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience [1]

	At December 31,		At March 31,				
	2012	2011	2012	2011	2010	2009	2008
Outstanding Contracts (2)	3,153,235	3,132,976	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Number of Accounts Past Due in the following categories							
30 - 59 days	45,965	52,675	35,162	43,070	55,123	57,547	54,219
60 - 89 days	9,932	11,456	6,786	8,588	11,722	13,327	13,010
Over 89 days	8,497	9,263	5,870	9,153	10,953	11,797	9,575
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.46%	1.68%	1.13%	1.35%	1.78%	1.89%	1.84%
60 - 89 days	0.31%	0.37%	0.22%	0.27%	0.38%	0.44%	0.44%
Over 89 days	0.27%	0.30%	0.19%	0.29%	0.35%	0.39%	0.33%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

34

Source: *Company Reports*

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

	For the 9 Months Ended December 31,		For the Fiscal Years Ended March 31,				
	2012	2011	2012	2011	2010	2009	2008
Principal Balance Outstanding (2)	$46,632,023	$44,671,053	$44,648,020	$45,053,303	$43,234,740	$43,485,623	$42,313,780
Average Principal Balance Outstanding (3)	$45,640,021	$44,862,178	$44,850,661	$44,144,021	$43,360,181	$42,899,702	$39,900,783
Number of Contracts Outstanding	3,153,235	3,132,976	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Average Number of Contracts Outstanding (3)	3,136,508	3,161,284	3,154,686	3,141,743	3,072,036	2,996,372	2,812,234
Number of Repossessions (4)	24,764	32,475	42,937	64,710	79,637	81,270	65,785
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.05% (7)	1.37% (7)	1.36%	2.06%	2.59%	2.71%	2.34%
Gross Charge-Offs (5)(8)	$181,388	$186,839	$240,736	$447,159	$724,212	$897,508	$608,689
Recoveries (6)	$45,173	$59,709	$78,593	$98,105	$116,892	$87,182	$68,511
Net Losses	$136,215	$127,130	$162,143	$349,054	$607,320	$810,326	$540,178
Net Losses as a Percentage of Average Principal Balance Outstanding	0.40% (7)	0.38% (7)	0.36%	0.79%	1.40%	1.89%	1.35%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

35

Source: *Company Reports*

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2007	2008	2009	2010	2011	2012[1]
Number of Pool Assets	1,070,814	1,070,411	824,133	956,010	911,545	973,979
Original Pool Balance	$23,723,872,435	$23,938,411,965	$17,974,710,305	$21,924,552,881	$21,608,462,287	$24,029,119,369
Average Initial Loan Balance	$22,155	$22,364	$21,810	$22,933	$23,705	$24,671
Weighted Average Interest Rate	7.64%	6.03%	5.69%	3.91%	3.76%	3.15%
Weighted Average Original Term	62 months	63 months	62 months	62 months	63 months	63 months
Weighted Average FICO	708	723	737	738	735	731
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:						
State 1	CA - 22.9%	CA - 20.7%	CA - 18.9%	CA - 18.0%	CA - 18.9%	CA - 19.3%
State 2	TX - 11.0%	TX - 12.0%	TX - 12.1%	TX - 13.1%	TX - 12.6%	TX - 14.1%
State 3	NY - 5.1%	NY - 4.8%	NY - 5.4%	NY - 5.2%	NY - 5.4%	NY - 5.1%
State 4	NJ - 4.8%	NJ - 4.5%	NJ - 5.2%	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%
State 5	VA - 4.3%	IL - 4.3%	IL - 4.3%	VA - 4.5%	IL - 4.1%	VA - 4.2%
Distribution of Receivables by Contract Rate:[2]						
Less than 2.0%	11.3%	16.0%	17.1%	35.2%	30.3%	44.1%
2.0% - 3.99%	8.9%	14.7%	17.9%	22.8%	35.9%	27.8%
4.0% - 5.99%	11.6%	20.4%	21.2%	19.3%	17.5%	15.1%
6.0% - 7.99%	31.8%	26.2%	23.9%	13.6%	8.5%	6.6%
8.0% - 9.99%	18.2%	12.6%	11.3%	4.1%	3.2%	2.7%
10.0% - 11.99%	6.0%	3.7%	3.6%	1.7%	1.6%	1.4%
12.0% - 13.99%	2.5%	2.1%	1.7%	0.9%	0.7%	0.5%
14.0% - 15.99%	2.4%	1.3%	1.0%	0.7%	0.6%	0.5%
16.0% and greater	7.4%	3.0%	2.3%	1.8%	1.7%	1.4%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:						
% of Non-Toyota/Non-Lexus	7.2%	6.1%	4.8%	4.9%	4.4%	3.3%
% of 72+ Month Term	7.7%	20.6%	15.1%	9.8%	10.5%	10.0%
% of Used Vehicles	23.4%	25.4%	29.5%	30.6%	31.5%	24.4%

(1) As of December 31, 2012
(2) Percentages may not add to 100% due to rounding
Source: *Company Reports*

36

Origination Characteristics

                               [GRAPHIC OMITTED]

*As of December 31, 2012
Source: Company Reports

                                                                              37

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)[1]

	TAOT 2010-C	TAOT 2011-A	TAOT 2011-B	TAOT 2012-A	TAOT 2012-B
Number of Pool Assets	104,874	77,857	111,163	95,915	62,985
Original Pool Balance	$1,344,094,647	$1,038,130,389	$1,573,816,681	$1,558,792,743	$1,034,333,678
Average Principal Balance	$12,816	$13,334	$14,158	$16,252	$16,422
Weighted Average Interest Rate	4.06%	3.57%	2.99%	2.89%	2.85%
Weighted Average Original Term	60	60	60	61	61
Weighted Average FICO	755	755	755	754	754
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 19.5%	CA - 19.0%	CA - 18.9%	CA - 19.8%	CA - 21.4%
State 2	TX - 11.5%	TX - 12.2%	TX - 12.0%	TX - 12.4%	TX - 13.3%
State 3	PA - 5.9%	PA - 5.4%	PA - 4.8%	IL - 4.5%	NJ - 4.7%
State 4	MD - 4.8%	IL - 4.6%	NY - 4.5%	VA - 4.5%	IL - 4.5%
State 5	IL - 4.6%	NY - 4.5%	IL - 4.5%	MD - 4.1%	NY - 4.5%
Share of Original Assets:					
% of Non-Toyota/Non-Le	0.0%	0.0%	0.0%	0.0%	0.0%
% of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
% of Used Vehicles	19.5%	20.3%	23.8%	27.3%	26.3%

[1] Abbreviated for presentation purposes

Source: *Company Reports*

38

TAOT Deal Performance

                      As of February 15, 2013 Payment Date

Transaction Moody's EL     SandP's EL
----------- ---------- -----------------
TAOT 2010-A  1.25% (1) 1.70% - 1.90% (2)
----------- ---------- -----------------
TAOT 2010-B  1.25% (1) 1.50% - 1.70% (2)
----------- ---------- -----------------
TAOT 2010-C  1.15% (1) 1.40% - 1.60% (2)
----------- ---------- -----------------
TAOT 2011-A  1.15% (1)  1.40% - 1.60%
----------- ---------- -----------------
TAOT 2011-B 0.85% (1)    1.15% - 1.35%
----------- ---------- -----------------
TAOT 2012-A   0.70%     0.85% - 1.00%
----------- ---------- -----------------
TAOT 2012-B   0.50%     0.75% - 0.90%
----------- ---------- -----------------

                               [GRAPHIC OMITTED]

(1)  Moody's cumulative net loss assumption at initial transaction rating. On
     September 15, 2011, Moody's announced that it had decreased the transaction
     CNL assumptions to 0.45%-0.70% for 2010-A and 2010-B and 0.35%-0.60% for
     2010-C. On February 16, 2012, Moody's announced that it had decreased the transaction CNL assumption to 0.40% on 2011-A. On November 21, 2012,
     Moody's announced that it had decreased the transaction CNL assumption to
     0.25% on 2011-B.

(2)  Standard and Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard and Poors announced that it had decreased the transaction CNL assumptions to 0.45%-0.55% for 2010-A,
     0.40%-0.50% for 2010-B and 0.35%-0.45% for 2010-C.

                                                                              39

Source: Company Reports

                            Sales and Trading Update

                                                                              40

Industry Performance

U.S. light vehicle seasonally adjusted annual rate (SAAR) and Toyota Motor
Sales (TMS), U.S.A. Inc. sales February 2008 - January 2013

                               [GRAPHIC OMITTED]

The U.S. automobile SAAR figure for January 2013 was 15.2 million, the third consecutive month it has been above 15 million this year.

Source: Toyota, Bloomberg, Ward's Automotive Group.

                                                                              41

TMS Monthly Sales Performance

Toyota U.S. January 2013 unit sales Lexus Division Top 5 makes
[GRAPHIC OMITTED]
    Jan-12                    Jan-13
--- ------------------------- ------
RX  5.038                     5.394
--- ------------------------- ------
ES  2.410                     5.186
--- ------------------------- ------
IS  1.810                     1.386
--- ------------------------- ------
GS  0.093                     1.099
LS  0.573                     1.077
        Thousands of vehicles

Toyota U.S. January 2013 unit sales Toyota Division Top 5 makes
[GRAPHIC OMITTED]
        Jan-12                     Jan-13
------- -------------------------- ------
Camry   28.295                     31.897
------- -------------------------- ------
Corolla 17.988                     23.822
------- -------------------------- ------
Prius   11.555                     15.772
------- -------------------------- ------
Tacoma  8.898                      11.622
RAV4    9.819                      11.610
             Thousands of vehicles

[] TMS January 2013 sales totaled 157,725 units, up 26.6%  from January 2012.

[] Prius family January 2013 sales volume rose 36.5%  from January 2012.

[] Lexus sales continue to improve, driven by new model launches.

[] North American production totaled 112,794 units for January 2013, a volume increase of 25.5%  from January 2012.

Toyota Division represents Toyota and Scion vehicle sales TMS monthly results include fleet sales volume

                                                                              42

Funding Flexibility

Focus on More Diverse Maturities in USD Issuance (1)(2)

                               [GRAPHIC OMITTED]

1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
2) Percentages may not add to 100% due to rounding

                                                                              43

Source: Company Reports, December 31, 2012

Commercial Paper Programs Highlights

[]   A-1+/P-1 Direct Commercial Paper Programs

     --   3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)

     --   $13 billion multi-party committed credit facilities

     --   $4.2 billion bilateral committed credit facilities

     --   $24.9 billion USCP combined outstanding for TMCC and TCPR

     --   Over 600 diverse institutional investors

          []   State and local municipalities

          []   Large corporations

          []   Pension and retirement funds

          []   Financial institutions

          []   Money managers and mutual fund companies

     --   Rates are posted daily on Bloomberg DOCP screen

Source: Toyota Motor Credit Corporation, December 31, 2012 10-Q

                                                                              44

Exceptional Liquidity

[]   $6.1 billion Short-term Investment Portfolio(1)

[]   Over $50 billion in salable retail loan and lease receivables

[] Access to various domestic and international term markets

[]   Billions of additional capacity in global benchmark markets

[]   Inter-company lending infrastructure

[]   Credit Support Agreements: TMC [] TFSC [] TMCC, TCPR, TCCI

1) Average balance for fiscal year ended December 31, 2012

Source: Toyota Motor Credit Corporation, December 31, 2012 10-Q

                                                                              45

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